                                 EXHIBIT 10.7
                                 ------------

                    LOAN AND SECURITIES PURCHASE AGREEMENT
                    --------------------------------------

THIS LOAN AND SECURITIES PURCHASE AGREEMENT, made this 5th day of February, 2002, by and between Compass Knowledge Holdings, Inc. (hereinafter called "Borrower") and Michael J. Etchison (hereinafter called "Lender").

                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, Borrower is engaged in business at its business offices, located at 2710 Rew Circle, Suite 100, Ocoee, Florida 34761; and

          WHEREAS, Borrower desires to borrow money for business purposes, and Borrower has requested financial assistance from Lender, and Lender is willing to provide such assistance on the terms set forth herein; and

          WHEREAS, in connection with such loan Borrower desires to sell and Lender desires to purchase certain securities of Borrower all as set forth herein.

          NOW, THEREFORE, it is agreed as follows:

     1.   Loan.  Subject to the terms and conditions stated herein, Lender shall
          ----
lend to Borrower upon written request from Borrower up to an aggregate principal sum of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000.00) (the "Aggregate Loan Amount"). The Aggregate Loan Amount shall be provided to Borrower by Lender in such incremental amounts (the "Draw Down") within three
(3) days of the receipt of written request in exchange for a future advance promissory note (the "Note") in the form and substance of Exhibit "A," which is attached hereto and made a material part hereof. Such transaction together with all other transactions evidencing additional amounts now or hereafter advanced by Lender to or for the account of Borrower are collectively referred to herein as the "Loan." Any increases and/or renewals of the Loan may be made at such times and at the sole option of Lender after a review by Lender of Borrower's financial statements and business operations. Lender shall not, however, be obligated to increase or renew the Loan.

     2.   Security.  As security for the Loan, Borrower will, contemporaneous
          --------
with the execution of this Agreement, execute and deliver to Lender a security agreement in the form attached hereto as Exhibit "B" granting to Lender a first priority lien and security interest on, in and to all of the assets of Borrower, now owned or hereafter acquired, (hereinafter sometimes referred to as "Collateral") free of all claims, liens and encumbrances except for claims, liens and encumbrances, if any, listed on Exhibit "C" and except for liens and encumbrances in favor of Lender. At the closing of each Draw Down, Borrower will execute and deliver to Lender a Note, and such other documents in form and substance reasonably satisfactory to Lender. Borrower shall also execute and deliver to Lender, in form and substance satisfactory to Lender, a UCC financing statement and such other documents requested by Lender to perfect the liens and security interests referred to in this paragraph.

          As further security for the Loan, Borrower hereby assigns and grants to Lender a security interest in and to all property of Borrower which is or may hereafter be in Lender's possession in any capacity including all monies owed or to be owed by Lender to Borrower including without limitation monies held in bank depository accounts; and with respect to all such property, Lender shall have the same rights as it has to any Collateral, and Borrower acknowledges and agrees that, without limiting any other right of Lender, whenever Lender has the right to declare any indebtedness to be immediately due and payable (whether or not it has so declared), Lender may set off against the indebtedness all monies then owed to Borrower by Lender in any capacity, including without limitation monies held in bank depository accounts, whether due or not and Lender shall be deemed to have exercised its right to set off immediately at the time its right to such election accrues.

     3.   Purchase of Securities.  Borrower covenants and agrees that in
          ----------------------
connection with the Loan, Borrower will issue to Lender the following securities:

          (a) Upon the execution of this Agreement by the parties, Borrower will issue and deliver to Lender a warrant to purchase 75,000 shares of Borrower's common stock, $0.001 par value (the "Commitment Warrant"). The Commitment Warrant will be in the form attached hereto as Exhibit "D."

          (b) Contemporaneous with each Draw Down, Borrower will issue and deliver to Lender a warrant to purchase that number of shares of Borrower's common stock, $0.001 par value (the "Shares"), that equals 50% of the principal amount of each Draw Down (the "Coverage Warrant"). For example, if Borrower Draws Down $100,000 on the Loan, Borrower will issue and deliver to Lender a Coverage Warrant to purchase 50,000 Shares. The Coverage Warrant will be in the form attached hereto as Exhibit "E."

          (c) The Shares underlying the Note, the Commitment Warrant and the Coverage Warrant shall hereinafter be collectively known as the "Securities."

     4.   Closings.  The closing of this transaction and the various Draw Downs
          --------
shall be held upon the fulfillment of all the conditions and agreements contained herein at the offices of Lender or at such other place as shall be designated by Lender.

     5.   Use of proceeds.  The proceeds from the Loan, after deduction of loan
          ---------------
closing costs, shall be used by Borrower for working capital and marketing.

     6.   Affirmative covenants and representations of Borrower.  Borrower
          -----------------------------------------------------
covenants and agrees that from the date hereof until the Loan is paid in full, Borrower shall:

          (a) Deliver to Lender, within sixty (60) days after the end of each calendar quarter unaudited financial statements concerning its business, prepared by the Borrower, including profit and loss statements, balance sheets, cash flow statements and other accounting data as may be requested by Lender. Such statements shall be signed by Borrower and acknowledged in writing as true and correct.

          (b) Deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, unqualified audited financial statements for the fiscal year prepared by an independent certified public accountant, including profit and loss statements, balance sheets, cash flow statements and such other accounting data as may be requested by Lender, together with: (i) a certificate from the Chief Financial Officer of Borrower in form and substance satisfactory to Lender to the effect that said person has no knowledge that any Event of Default, or any event which with notice and/or lapse of time would become an Event of Default as set forth herein, has occurred and is continuing, or, if he has knowledge that any such event has occurred and is continuing, specifying the details thereof; and, (ii) an unqualified opinion of said accountant in form and substance satisfactory to Lender to the effect that the financial statements fairly present the financial position of Borrower and the results of its operations and the changes in its financial position for the year then ended, in conformity with generally accepted accounting principles applied on a consistent basis. Such financial statements shall also be signed by Borrower and acknowledged by it in writing as true and correct.

          (c) Deliver to Lender such other financial statements, profit and loss statements, and other accounting data as may be requested by Lender from time to time concerning Borrower. Such financial statements shall be acknowledged in writing as true and correct by Borrower.

          (d) Maintain books of accounts of Borrower's business in accordance with generally accepted accounting principles consistently applied.

          (e) Permit any person designated by Lender to visit and inspect the business premises and books and records of Borrower and discuss Borrower's affairs and finances with Borrower at reasonable times and as often as Lender may reasonably request.

          (f) Maintain and provide Lender with evidence of insurance in such amounts and against such liabilities and hazards as reasonably required by Lender hereof and by any other security agreements to be executed in connection with the Loan, and together with each delivery of financial statements will deliver a certificate signed by Borrower specifying the details of such insurance then in effect.

          (g) Pay and discharge or cause to be paid and discharged, all taxes, assessments, levies, fees, and charges and all other governmental charges, general and special, ordinary and extraordinary, whether or not within the contemplation of the parties hereto, which are at any time levied upon or assessed against Borrower or its property or any part thereof, whether or not the failure to pay such tax, assessment, levy, fee, or charge might result in the creation of a lien upon such properties or any part thereof, when the same shall become due and payable; and all income, excess profits, excise, sales, gross receipts, and other taxes, duties or imposts, whether of a like or different nature, assessed, levied or imposed by governmental authority on Borrower or Borrower's properties or any part thereof when the same shall become due and payable. Except, if Borrower shall first notify Lender of its intention so to do, Borrower may in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and during the applicable appeal period or the conduct of an appeal therefrom unless Lender shall notify Borrower that, in its reasonable opinion by non-payment of any such items the Collateral or any part thereof will be subject to immediate loss or forfeiture, in which event such taxes, assessments or charges shall be promptly paid by Borrower.

          (h) Comply with all land use, building, zoning, OSHA, environmental, pollution, and other laws, rules, ordinances and regulations promulgated by any governmental authority and applicable to Borrower's business.

          (i) Do everything necessary or expedient to perfect and preserve the security interest of Lender in the Collateral and defend any action, proceeding or claim affecting the Collateral.

          (j) Maintain its properties in good condition and make all necessary replacements, additions and improvements thereto.

          (k) Pay and discharge when due any and all additional documentary stamp taxes or intangible taxes, levies or other charges in connection with the Loan and the Note(s) executed in connection herewith, together with all modifications, renewals and advances heretofore or hereafter made, together with any interest or penalty incident thereto, and Borrower agrees to indemnify and save harmless Lender from and against all loss, cost, expense and attorney's fees that may be incurred by Lender in connection with any such assessment, tax, levy or other charge, or any interest or penalty resulting therefrom which may be incurred by Lender in connection therewith.

          (l) Do, or cause to be done, all things necessary to maintain its existence as a corporation in good standing under the laws of the States of Nevada and Florida and do or cause to be done all things necessary to preserve and keep in force and effect its right to own property and transact business in the States of Nevada and Florida.

          (m) Provide to Lender a list of accounts receivable with the aging thereof at least quarterly and/or at such other times as Lender may reasonably request, all in form and substance satisfactory to Lender.

          (n) In the event Borrower otherwise forms a new entity to conduct its business after the closing of the Loan and prior to its expiration, Borrower shall cause the corporation or new entity to immediately execute and deliver all documents as may be required by Lender and its counsel and provide Lender with copies of its Certificate and Articles of Incorporation, Bylaws, opinions of counsel and such other information as may be requested by Lender.

          (o) In order to induce the Lender to enter into this Agreement and to make the Loan, as provided herein, Borrower makes the following representations, warranties and agreements as to itself, as of the Closing Date, which representations, warranties and agreements shall survive the execution and delivery of this Loan Agreement and the Note:

               A.  Corporate Status. Borrower: (i) is a duly organized and
                   ----------------
validly existing corporation in good standing under the laws of the State of Nevada and Florida, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage; and, (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualifications, except for failures to be so qualified which, in the aggregate, could not reasonably be expected to have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Borrower taken as a whole.

               B.  Corporate Power and Authority. Borrower has the corporate
                   -----------------------------
power to execute, deliver and perform the terms and provisions of each of the Loan Documents to which it is party and has taken all necessary corporate action (or limited liability company or partnership action, as applicable) to authorize the execution, delivery and performance by it of each of such Loan Documents. Borrower has duly executed and delivered each of the Loan Documents to which it is party, and each of such Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

               C.  No Violation. Neither the execution, delivery or performance
                   ------------
by

Borrower of the Loan Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which Borrower is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of Borrower.

               D.  Governmental Approvals. No order, consent, approval, license,
                   ----------------------
authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Closing Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Loan Document or (ii) the legality, validity, binding effect or enforceability of any such Loan Document.

               E.  Financial Condition; Projections; Material Adverse Change.
                   ---------------------------------------------------------
(a) All of the financial statements, reports and information presented to Lender by Borrower present fairly the financial position of the Borrower at the dates of said statements and the results of operations for the period covered thereby (or, in the case of the pro forma balance sheet, present a good faith estimate of the pro forma financial condition of Borrower at the date thereof). All such financial statements have been prepared in accordance with GAAP, except to the extent provided in the notes to said financial statements and with respect to interim financial statements, subject to normal year end adjustments. Since December 31, 2001 there has been no material adverse change in the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Borrower.

               F.  Litigation. There are no actions, suits or proceedings
                   ----------
pending or, to the best knowledge of Borrower, threatened (i) with respect to any Loan Document, or (ii) that are reasonably likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of Borrower.

               G.  True and Complete Disclosure. All factual information
                   ----------------------------
heretofore or contemporaneously furnished by or on behalf of Borrower to Lender for purposes of or in connection with this Agreement or any transaction contemplated by the parties, and all other such factual information (taken as a whole with all information previously furnished) hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact.

     7.   Negative Covenants of Borrower.  Borrower covenants and agrees that
          ------------------------------
from the date hereof until the Loan is paid in full, Borrower will not, without first having obtained a written consent of Lender, which consent shall be in Lender's sole discretion:

          (a) Declare any cash dividend on any class of its stock, make any other distribution on account of any class of its stock or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock, in any fiscal year of Borrower, other than the quarterly coupon payment due on Borrower's Series A Preferred Stock.

          (b) Loan or otherwise advance any sum to any person or guarantee or otherwise in any manner become responsible for the obligations of any other person, directly or indirectly, by agreement to purchase the indebtedness of any other person, except in endorsements of negotiable instruments for collection in the ordinary course of business or as a result of acquisitions, mergers, joint ventures and/or strategic alliances.

          (c) Change its name, merge into, consolidate with, or sell or transfer all or a substantial part of its assets to any other person, or otherwise materially change its structure or identity.

          (d) Sell any of its assets, except inventory in the normal course of business, unless it shall substitute assets having equal or greater value or utility, which substituted assets, if they are collateral for the Loan, shall be subject to a first, perfected security interest in favor of Lender and shall be free of all other liens and encumbrances.

          (e) Borrower is duly incorporated and validly existing under and by virtue of the laws of the State of Nevada, and in good standing with the States of Nevada and Florida, and is duly qualified to do business, and in good standing, in all jurisdictions where it owns or leases real or personal property, or where its activities require such qualification.

  8. Default.  The happening of one or more of the following events (an "Event
     -------
of Default") shall constitute a default of this Loan:

          (a) If Borrower shall fail to make any payment of principal or interest owing to Lender within ten (10) days of the date when the same shall become due.

          (b) The occurrence of a material adverse change in the financial condition of Borrower.

          (c) If Borrower shall fail to make any payment of principal or interest on any other obligation for borrowed money beyond any period of grace provided with respect thereto or if Borrower shall default in the performance of any other material agreement, term or condition, contained in any agreement under which such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligations to cause such obligations to become due prior to stated maturity.

          (d) If any material representation or warranty made by Borrower herein, or in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date on which made.

          (e) If Borrower defaults in the performance of any other material agreement or covenant contained in this Agreement, or violates any other terms, condition, or representation contained in this Agreement, the Note, any security agreement or in any instrument, document or agreement related hereto or thereto, and such default, breach or violation is not remedied within twenty (20) days after written notice to Borrower.

          (f) If there are final judgments for the payment of money, which are outstanding against Borrower, and any one of such judgments has been outstanding for more than ninety (90) days from the date of its entry and has not been discharged in full or stayed pending further proceedings.

          (g) If a receiver, liquidator or trustee of Borrower, or of any material portion of their property, is appointed by court order and such order remains in effect for more than ninety (90) days; or Borrower is adjudicated bankrupt or insolvent; or any material portion of the properties of Borrower is attached or sequestered by court order and such order remains in effect for more than ninety (90) days; or a petition is filed against Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within sixty (60) days after such filing.

          (h) If Borrower files a petition in voluntary bankruptcy or seeks relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under such law.

          (i) If Borrower makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of Borrower or of all or any part of its property.

          (j) If Borrower ceases doing business as a going concern or substantially changes the nature of its business or commences the liquidation of its business or its assets.

  9.  Remedy for Default.  Upon the occurrence of any Event of Default, Lender
      ------------------
may, by written notice sent to the address stated in the notice provision of this Agreement or to the address Borrower may hereinafter designate to Lender in writing, declare the entire principal and all interest on the Loan and all other indebtedness of Borrower to Lender, whether direct or indirect, to be immediately due and payable and the Loan and all such indebtedness thereupon shall be and become immediately due and payable, and Lender may proceed to collect the same by foreclosure, set off against all monies owed to Borrower by Lender in any capacity, including without limitation monies held in bank depository accounts, or as otherwise provided in the instruments, documents and/or agreements signed by Borrower. Lender shall also have such other rights and remedies as provided herein or in any other instrument, document or agreement executed by Borrower in favor of Lender or its predecessor(s) in interest and/or by law or at equity, including but not limited to the right to sue for and recover damages as a result of any such default. All of Lender's rights and remedies shall be cumulative and not alternative and may be exercised consecutively or concurrently at Lender's option.

  10. Term.  The term of this Agreement and the obligation of Lender to provide
      ----
Buyer the Draw Downs shall expire on March 1, 2003, unless otherwise agreed in writing.

  11. Representations and Warranties of the Lender.  Lender acknowledges,
      --------------------------------------------
represents, warrants and agrees as follows:

      11.1  Evaluation of Risks.  Lender has such knowledge and experience in
            -------------------
financial and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Borrower and of protecting its interests in connection with this transaction. Lender recognizes that its investment in the Borrower involves a high degree of risk and Lender Subscriber can afford the complete loss of its investment.

      11.2  Independent Counsel.  Lender acknowledges that he has been advised
            -------------------
to consult with its own attorney regarding legal matters concerning the Borrower and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

          11.3  Disclosure Documentation. The Lender acknowledges he has
                ------------------------
received and had the opportunity to review copies of the Borrower's SEC filings (collectively, the "Disclosure Documents"). Except for the Disclosure Documents, Lender is not relying on any other information relating to the offer and sale of the Securities or the making of the Loan. Lender acknowledges that the Borrower has offered to make available any additional public information that Lender may reasonably request, including technical information, and other material information about the Borrower and Lender has been offered the Borrower's full and unconditional cooperation in making such information available to the Lender and acknowledges that the Borrower has recommended that the Lender request and review such information prior to making an investment decision. No oral or written representations have been made, or oral or written information furnished to the undersigned or its advisors, if any, in connection with the offering of the Securities which were or are in any way inconsistent with the Disclosure Documents.

          11.4  Lender is an Accredited Investor. The Lender is an "Accredited
                --------------------------------
Investor" as defined in Rule 501(a) under Regulation D and included within one or more of the following categories of "Accredited Investors."

          (i) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan associated or other institution as defined in Section 3(a)(5)A of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the 1934 Act; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Act of 1958; any plan established and maintained by a state, its political subdivisions, for the benefits of its employees, if such plan has total assets in excess of $5,000,000.00; and employee benefits within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000.00 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                (ii)   Any private business development company as defined in
          Section 202(a))(22) of the Investment Advisers Act of 1940;

                (iii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Florida or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.00;

                (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.00;

                (vi) Any natural person who had an individual income in excess of $200,000.00 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000.00 in each of those years and has a reasonable expectation of reaching that same income level in the current year;

                (vii) Any trust, with total assets in excess of $5,000,000.00, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Act;

                (viii) Any entity in which all of the equity owners are accredited investors; and

                (ix) Any self-directed employee benefit plan with investment decisions made solely by persons that are accredited investors within the meaning of Rule 501 of Regulation D promulgated under the Act.

          11.5  No Registration, Review or Approval. Lender acknowledges and
                -----------------------------------
understands that the limited private offering and sale of Securities pursuant to this Agreement has not been reviewed or approved by the SEC or by any state securities commission, authority or agency, and is not registered under the Act or under the securities or "Blue Sky" laws, rules or regulations of any state. Lender acknowledges, understands and agrees that the Securities are being offered and sold hereunder pursuant to (i) a private placement exemption to the registration provisions of the Act pursuant to Section 3(b) or Section 4(2) of such Act and Regulation D promulgated under such Act, and (ii) a similar exemption to the registration provisions of applicable state securities laws. Each Lender understands that the Borrower is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the applicability of such exemptions and the suitability of the Lender to acquire the Securities.

          11.6  Investment Intent. Without limiting their ability to resell the
                -----------------
Securities pursuant to an effective registration statement or pursuant to an exemption from registration, Lender is acquiring the Securities solely for his own account and not with a view to the distribution, assignment or resale to others. Lender understands and agrees that it may bear the economic risk of its investment in the Securities for an indefinite period of time.

          11.7  No Advertisements. Lender is not subscribing for the Securities
                -----------------
as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting. Representations and Warranties of Lender

    12.   Miscellaneous.
          -------------

                (a) All representations and warranties contained herein or made in writing by Borrower in connection herewith shall survive the execution and delivery of this Agreement and the related documents.

                (b) Neither the failure nor any delay on the part of Lender to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

                (c) This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, heirs, and personal representatives. Notwithstanding the foregoing, no part of this Agreement or the obligations hereunder shall be assigned by Borrower without the prior written consent of Lender.

          (d) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Florida.

          (e) LENDER, BORROWER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS AGREEMENT OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S EXTENDING CREDIT TO BORROWER AND NO WAIVER OR LIMITATION OF LENDER'S RIGHTS HEREUNDER SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON LENDER'S BEHALF.

          (f) In the event the consent of Lender is required herein, such consent shall be in Lender's sole discretion, unless otherwise specifically stated.

          (g) Borrower shall pay all costs and expenses of the Loan, including, but not limited to, filing and recording fees, documentary stamps, intangible tax, except Lender's legal fees.

          (h) Paragraph headings are for the purpose of identification only and are not considered as a substantive part of this Agreement.

          (i) "Person," when referred to herein shall mean an individual, partnership, corporation or any other legal entity.

          (j) This Agreement, the promissory note attached hereto as Exhibit "A," the security agreements, if any, and the other instruments, documents and agreements executed in connection with this transaction or pursuant to this Agreement or said commitment letter shall be read together, shall be and constitute the entire agreement of the parties and shall supersede any prior oral or written agreements not expressly incorporated herein, and the provisions of each shall be deemed supplemental and not in conflict with each other; however, in the event a court of competent jurisdiction determines that a direct or irreconcilable conflict exists, the provisions of the note and security agreements shall prevail over the other documents.

          (k) Whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

          (l) Each paragraph, provision, sentence and part thereof of this Agreement shall be deemed separate from each other paragraph, provision, sentence or part thereof, and the invalidity of any aforementioned portion of this Agreement shall not affect the enforceability of the balance of this Agreement.

          (m) If more than one Borrower executes this Agreement, the term "Borrower" includes each of the Borrowers, as well as all of them, and their obligations hereunder shall be joint and several.

          (n) Borrower hereby authorizes and directs Lender and its agents and employees to correct patent errors and to fill in any blanks in this Agreement and/or in any exhibit, instrument, document or agreement related hereto and to attach hereto or thereto any exhibits which are a part hereof or thereof.

          (o) Borrower agrees that, at any time and from time to time after the execution and delivery of this Agreement, they shall, upon request of Lender, execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effect the purposes of this Agreement and to protect Lender's interest in the Collateral.

          (p) All notices provided for herein shall be in writing, and may be by hand (or courier) delivered, overnight mail, telecopier facsimile, or by certified or registered receipt requested mail, addressed as follows:

     IF TO BORROWER:               Compass Knowledge Holdings, Inc.
                                   2710 Rew Circle, Suite 100
                                   Ocoee, Florida 34761
                                   Attn:  Rogers W. Kirven, Jr., CEO

     IF TO LENDER:                 Michael J. Etchison
                                   2714 Rew Circle
                                   Ocoee, Florida 34761

          (q)  FOR FLORIDA RESIDENTS ONLY:  EACH FLORIDA RESIDENT WHO SUBSCRIBES
               --------------------------
FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS CONFIDENTIAL TERM SHEET INDICATING HIS INTENTION TO WITHDRAW.

     SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

          (r) SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement the day and year first above written.

WITNESSES:

_____________________________      Compass Knowledge Holdings, Inc. ("Borrower)

_____________________________      By:/s/ Rogers W. Kirven, Jr.
                                      ------------------------------------

_____________________________      Michael J. Etchison ("Lender")

                                   /s/ Michael J. Etchison
_____________________________          -----------------------------------

STATE OF FLORIDA
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this ____ day of _____________, 2002, by ___________, individually and as _________ of Compass
Knowledge Holdings, Inc., a ___________ limited liability company, on behalf of the company. He is personally known to me or has produced ______________________ as identification and did take an oath.

                                        Name:__________________
                                        NOTARY PUBLIC

                                        My commission expires:



STATE OF FLORIDA
COUNTY OF ORANGE

          The foregoing instrument was acknowledged before me this ____ day of _______________, 2002, by Michael J. Etchison. He is personally known to me or has produced _________________________ as identification and did take an oath.


                                        Name: _________________
                                        NOTARY PUBLIC

                                        My commission expires:

                                  EXHIBIT "A'
                                  -----------

                         FUTURE ADVANCE PROMISSORY NOTE
                         ------------------------------

                                  EXHIBIT "A"
                                  -----------

NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THIS NOTE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE NOTE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                  FUTURE ADVANCE CONVERTIBLE PROMISSORY NOTE
                  ------------------------------------------


$_________.00                                                    _________, 2002
                                                                   Note No.  1
                                                                           -----

FOR VALUE RECEIVED, the undersigned company, Compass Knowledge Holdings, Inc., (hereinafter called "Borrower") promises to pay to the order of Michael J. Etchison (hereinafter sometimes referred to as "Lender" and together with any holder hereof called "Holder"), at 2714 Rew Circle, Ocoee, Florida 34761 or at such other place as Holder may from time to time designate in writing, on or before the Maturity Date (as hereinafter defined), the principal sum of _____________________________ DOLLARS ($________) and all amounts advanced by
Lender or its affiliates (hereinafter the "Principal") pursuant to that certain Loan and Securities Purchase Agreement dated February ___, 2002 by and between Borrower and Lender (hereinafter the "Loan Agreement"), together with interest on the unpaid balance of the Principal from time to time outstanding from the date of each advance of Principal at the rate equal to 4.0% over the prime rate charged to Michael J. Etchison under his Line of Credit at the Old National Bank of Evansville, Indiana, as adjusted from time to time (the "Rate"). Interest owing under this Note shall be computed on the basis of a 365-day year for actual days elapsed.

     Interest shall be due and payable on the first day of each month beginning __________, 2002 and shall continue on the same day of each month thereafter until the Principal is paid in full. The entire unpaid Principal balance and all accrued but unpaid interest shall be due and owing on March 15, 2003 (the "Maturity Date").

     Borrower may prepay all or part of the Principal balance at any time subject to the following conditions: Such prepayment shall be accompanied by payment of any unpaid interest accrued on the unpaid Principal balance through the time of such prepayment. All payments made hereunder shall at Holder's option first be applied to late charges, then to accrued interest, then to the Prepayment Penalty and then to Principal.

     For these purposes, the Prepayment Penalty shall equal:

          (i) If any portion of the Principal is paid on or before July 31, 2002 then the Prepayment Penalty shall equal 15% of the amount of the Principal which is prepaid; or

          (ii) If any portion of the Principal is paid after July 31, 2002 but on or before December 31, 2002 then the Prepayment Penalty shall equal 10% of the amount of the Principal which is prepaid.

     Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Holder to pursue all remedies available to it hereunder, under the security instruments securing this indebtedness, or under any other loan documents or guaranty executed in connection herewith.

     This Note is secured by a Loan Agreement and a Security Agreement, dated February 5, 2002. This Note, the Loan Agreement, the Security Agreement and all other agreements, instruments and documents delivered in connection herewith, are hereinafter sometimes referred to as the "Loan Documents."

     If any event of default set forth in this Note, the Loan Agreement or in any of the Loan Documents shall occur, at its option, Lender may notify Borrower that its commitment to lend under the Loan Agreement is terminated and Lender shall be relieved of all obligations to lend any further sums thereafter to Borrower.

     This Note and the other Loan Documents have been executed and delivered in the State of Florida, and their terms and provisions are to be governed by and construed under the laws of the State of Florida and of the United States of America, and the rules and regulations promulgated under the authority thereof.

     In the event that any payment of Principal or interest is not made when due hereunder, it is hereby agreed that Holder shall have the option of collecting
(x) a late charge equal to ten percent (10%) of the amount of each such delinquent payment, or (y) the interest on such delinquent payment(s) for the period of delinquency at the rate of eighteen percent (18%) per annum. Said late charge and/or interest shall be immediately due and payable in full on demand by Holder.

     In no event shall Holder have the right to charge or collect, nor shall Borrower be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the maximum rate permitted by law (the "Maximum Rate"). In the event that any payment which is interest or in the nature of interest is made by Borrower or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the Maximum Rate, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the Maximum Rate (hereinafter called the "excess sum") shall be credited as a payment of Principal. All excess sums credited to Principal shall be credited as of the date paid to Holder. It is recognized by Borrower that the Maximum Rate may vary from time to time, and that from time to time the Maximum Rate may be uncertain. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

Holder shall have the optional right to declare the amount of the total unpaid balance of the Principal hereof to be due and forthwith payable in advance of the Maturity Date of any sum due or installment, as fixed herein, and this Note shall be deemed to be in default upon (i) the failure of Borrower to pay, when due, any of the installments of interest, (ii) upon the occurrence of any default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of this Note or of any of the Loan Documents, or (iii) upon the occurrence of any condition or situation, which, in the sole determination of Holder, constitutes a danger or impairment to the security and/or repayment of this Note, provided, however, that prior to Holder exercising its rights hereunder solely by reason of the occurrence of a condition or situation described in (i) above, Borrower shall have ten (10) days after the mailing of written notice to Borrower to remedy such condition or situation or by reason of the occurrence of a condition or situation described in (ii) or (iii) above, Borrower shall have thirty (30) days after the mailing of written notice to Borrower to remedy such condition or situation. Upon exercise of this option by Holder, the entire unpaid Principal balance shall bear interest at the "Default Interest Rate". In addition to the rights described in this paragraph, Holder shall have the right to exercise all other rights or remedies provided by law or at equity or as provided in any of the Loan Documents and shall specifically have the right to recover all damages resulting from such default including, without limitation, the right to recover the payment of all amounts owing to Holder.

     The "Default Interest Rate" shall be eighteen percent (18%) per annum.

     Time is of the essence hereunder and, in case this Note is collected by law or through an attorney at law, or under advice therefrom, Borrower agrees to pay the Holder all costs and expenses it incurs with respect to this Loan and the Loan Documents, including without limitation, all costs and expenses of collection and attorney's fees. Attorney's fees are defined to include, but not be limited to, all fees incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals, as well as appearances in and connected with any bankruptcy, reorganization or similar proceedings.

     The remedies of Holder as provided herein and in the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Holder. No act of omission or commission of Holder, including specifically any breach of or failure to perform under the Loan Agreement, or any failure to exercise any right, remedy or recourse, shall be an excuse or defense for Borrower or Guarantor not paying this Note or complying with the Loan Agreement or shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     All persons (including limited liability companies and corporations) now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, all other forms of notice whatsoever, and diligence in collection; (b) consent that Holder may, from time to time and without notice to them or demand, (i) extend, rearrange, renew or postpone any or all payments and/or (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that Holder, in order to enforce payment of this Note against them shall not be required first to institute any suit or to exhaust any of its remedies against Borrower or any other person or party or to attempt to realize on the collateral for this Note. To the extent allowed by law, Borrower hereby waives any right to a trial by jury with respect to any matter related to this Note.

     BORROWER AND ANY OTHER PERSON LIABLE FOR PAYMENT HEREOF, BY EXECUTING THIS NOTE OR ANY OTHER DOCUMENT CREATING SUCH LIABILITY, WAIVE THEIR RIGHTS TO A TRIAL BY JURY IN ANY ACTION WHETHER ARISING IN CONTRACT OR TORT, BY STATUTE OR OTHERWISE, IN ANY WAY RELATED TO THIS NOTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER'S EXTENDING CREDIT TO BORROWER AND NO WAIVER OR LIMITATION OF HOLDER'S RIGHTS HEREUNDER SHALL BE EFFECTIVE UNLESS IN WRITING AND MANUALLY SIGNED ON HOLDER'S BEHALF.

Borrower acknowledges that the above paragraph has been expressly bargained for by Holder as part of the loan evidenced hereby and that, but for Borrower's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the loan for the term and with the interest rate provided herein.

     If more than one party shall execute this Note, the term "Borrower", as used herein, shall mean all parties signing this Note and each of them, who shall be jointly and severally obligated hereunder. In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

     The Note is subject to the following additional provisions:

          1. The Note is exchangeable for like Notes in an equal aggregate principal amount of authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such transfer or exchange, although the Holder shall be responsible for its own expenses associated with complying with the restrictions on transfer of the Note as provided herein.

          2. The Borrower shall be entitled to withhold from all payments of principal of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

          3. This Note has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged in the United States only in compliance with the Securities Act and applicable state securities laws and in compliance with the restrictions on transfer provided in this Note. Prior to the due presentment for such transfer of this Note, the Borrower and any agent of the Borrower may treat the person in whose name this
Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Borrower nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder, by the same representations and terms described herein and under the Loan Agreement and any related agreements.

          4. (a) The Holder is entitled, at its option, at any time prior to payment of this Note in full, to convert the unpaid principal of this Note, in whole or in part, in accordance with the following terms and conditions:

                    (i) The Holder may exercise its right to convert the Note by telecopying an executed and completed notice of conversion in the form attached hereto as Exhibit A (the "Notice of Conversion") to the Borrower and delivering the original Notice of Conversion and the original Note to the Borrower by U.S. certified mail. The business date on which a Notice of Conversion is telecopied to and received by the Borrower in accordance with the provisions hereof shall be deemed a "Conversion Date." The Borrower will transmit the certificates representing shares of common stock of the Borrower (the "Common Stock") issuable upon conversion of the Note (together with a new Note representing that principal portion of the Note, if any, not converted) to the Holder via express courier, by electronic transfer (if applicable) or otherwise within thirty (30) business days after the Conversion Date if the Borrower has received the original Notice of Conversion and Note being so converted by such date. In addition to any other remedies which may be available to the Holder, in the event that the Borrower fails to effect delivery of such shares of Common Stock within such thirty (30)-business-day period, the Holder will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Borrower, whereupon the Borrower and the Holder shall each be restored to his respective position immediately prior to delivery of the Notice of Conversion.

                         In the event that the Common Stock issuable upon
conversion of the Note is not delivered, within thirty (30) business days of receipt by the Borrower of a valid Notice of Conversion and the Note converted, the interest rate for the Note shall be increased to 18% per annum.

                    (ii) The Holder may, at its sole option, convert this Note into that number of shares of fully paid and nonassessable shares of Common Stock which is to be derived from dividing the Conversion Amount by the Conversion Price. For purposes of this Note, the Conversion Amount shall mean the Principal dollar amount of the Note being converted. The Conversion Price shall mean:

                         (x)  If this Note is converted within six (6) months of
its issue date, then the Conversion Price will be $0.50 per share; or

                         (y)  If this Note is converted at anytime after six (6)
months from its issue date, the Conversion Price per share will be equal to 80% of the "Fair Market Value" as of the Conversion Date of one share of Lender's common stock.

                              For these purposes, "Fair Market Value" shall
mean: (1) if the principal market for such stock is a national securities exchange, the 30 day trailing average of the closing prices per share of such stock as reported by such exchange or on a composite tape reflecting transactions on such exchange, (2) if the principal market for such stock is not a national securities exchange and such stock is quoted on The NASDAQ Stock Market ("NASDAQ"), and (i) if actual closing price information is available with
         ------
respect to such stock, the 30 day trailing average of the closing prices per share of such stock on NASDAQ, or (ii) if such information is not available, the 30 day trailing average of the bid prices per share of such stock on NASDAQ, or
(3) if the principal market for such stock is not a national securities exchange and such stock is not quoted on NASDAQ, the 30 day trailing average of the closing prices per share of such stock as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (1), (2) and (3) of this Section are all
--------  -------
inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of such stock shall be determined as follows: The Holder and Lender shall each appoint an appraiser and the two appraisers appointed shall have fifteen (15) days to appoint a third appraiser. Each of such appraisers shall be engaged in the business of providing appraisals of stock similar to Lender's common stock. The Holder and Lender shall pay the fee of the appraisers it appoints plus one-half of the third appraiser's fee. Within thirty (30) days following the appointment of the third appraiser, the two originally selected appraisers shall each submit a sealed appraisal to the Holder and Lender. If after the appraisals have been submitted and the Holder and Lender are unable to agree upon an acceptable fair market value within fifteen (15) days, the third appraiser shall select one of the two previously submitted appraisals as the Fair Market Value of a share of Lender's common stock. The selection by the third appraiser shall be final and binding upon the parties. Any delay caused by the appraisal procedures shall cause the closings otherwise contemplated herein to accommodate such delay.

                         (z)   Notwithstanding anything herein to the contrary,
in no event shall the Conversion Price be less than $0.30 per share.

                    (b) The number of shares of common stock issuable upon the conversion of this Note and the Conversion Price shall be subject to adjustment as follows:

                         (i)   In case the Borrower shall (A) pay a dividend on
common stock in its common stock or securities convertible into, exchangeable for, or otherwise entitling a Holder thereof to receive common stock, (B) declare a dividend payable in cash on its common stock and at substantially the same time offer its shareholder a right to purchase new common stock (or securities convertible into, exchangeable for, or otherwise entitling a Holder thereof to receive common stock) from proceeds of such dividend (all common stock so issued shall be deemed to have been issued as a stock dividend), (C) subdivide its outstanding shares of common stock into a greater number of shares of common stock, (D) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (E) issue by reclassification of its common stock any shares of common stock of the Borrower, the Conversion Price shall be adjusted so that the Holders of this Note shall be entitled to receive after the happening of any of the events described above that percentage of issued and outstanding shares of common stock and kind of shares of common stock as the Holders would have received had such Note been converted immediately prior to the happening of such event of any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the record date in the case of a stock split, subdivision, combination or reclassification.

                         (ii)  Any adjustment required to be made by this
section will not have to be made if such adjustment would not require an increase or decrease in one percent (1%) or more in the number of shares of common stock issuable upon conversion of this Note.

                         (iii) Whenever the Conversion Price of this Note is
adjusted, as herein provided, such adjustment shall be effected (to the nearest cent) by multiplying such Conversion Price immediately prior to such adjustment by a fraction of which the numerator shall be the number of shares of common stock issuable upon the exercise of each share of Note immediately prior to such adjustment, and of which the denominator shall be the number of shares of common stock issuable immediately thereafter.

                    (c) On the date of any (i) consolidation, stock exchange or merger of the Borrower into any entity (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of common stock of the Borrower), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the Borrower as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the common stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of common stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), the Borrower shall use its best efforts to cause each Holder of a Note then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such consolidation, stock exchange, merger, sale, transfer, capital reorganization or reclassification by a Holder of the number of shares of common stock of the Borrower into which such Note would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification. If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the conversion of this Note.

     The common stock of Borrower underlying this Note shall be subject to customary "Piggy-back" registration rights.

     THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY FLORIDA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

     THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed in its name on the day and year first above written.

                                        Compass Knowledge Holdings, Inc.
                                        ("Borrower")


                                        By:____________________________

                                        Attest:________________________

                                        (CORPORATE SEAL)

                                Exhibit "A" to
                    Convertible Note Dated _________, 2002
                                Note No: _____

                   NOTICE OF EXERCISE OF OPTION TO PURCHASE
                            SHARES OF COMMON STOCK
                      OF COMPASS KNOWLEDGE HOLDINGS, INC.


The undersigned does by this notice request that Compass Knowledge Holdings, Inc., a Nevada corporation (the "Company"), issue to the undersigned that number of shares of its common stock specified below (the "Shares") at the Conversion Price per Share specified below and in accordance with and pursuant to the exercise of the undersigned's right to convert as set forth in that certain Future Advance Convertible Promissory Note (the "Note") dated _______, 2002 between the undersigned and the Company.

Simultaneously herewith, the undersigned delivers to the Company the purchase price for the Shares (i.e., that amount which is obtained by multiplying the number of Shares for which the Note is being exercised by the Conversion Price specified), which upon acceptance of this option to purchase will be immediately offset against the Principal of the Note.

The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned's own account and not on behalf of any other person and without any present view to making a public offering or distribution of same and without any present intention of selling same at any particular time or at any particular price or upon the occurrence of any particular event or circumstance.

The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:

1. The Company has informed the undersigned that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities or Blue Sky law or laws, and thus the Shares may not be transferred or otherwise disposed of until the Shares are subsequently registered under the Act and the applicable state securities or Blue Sky law or laws or an exemption from such registration requirements is available.

2. The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale will be placed upon the certificate(s) evidencing the Shares.

3. If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned shall mail a copy of such Form to the Company at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.

A.   Date of the Note is _________, 2002

B.   Amount of Principal Conversion:  $_____________

C. Number of Shares of Common Stock actually to be purchased at this time (must be 100 Shares or whole multiples thereof): __________

D.   Conversion Price per Share:  $ __________

E. Aggregate price to be paid for Shares actually purchased (D multiplied by C): $______________


Dated: _______________________

                                             Very truly yours,

                                             _________________________________
                                             Holder Name

                                             Residence:

                                             ___________________________

                                             ___________________________

ACCEPTED:

COMPASS KNOWLEDGE HOLDINGS, INC.


By:  ____________________________

     Name:  _____________________

     Title: _____________________

     Dated: _____________________

                                  EXHIBIT "B"
                                  -----------

                              SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made February 5, 2002, by and between Compass Knowledge Holdings, Inc. and all of its wholly-owned subsidiaries located at 2710 Rew Circle, Suite 100, Ocoee, Florida 34761 (hereinafter collectively called the "Debtor"), and Michael J. Etchison located at 2714 Rew Circle, Ocoee, Florida 34761 (hereinafter called the "Secured Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     NOW, THEREFORE, in consideration of the covenants and conditions stated in this Agreement, the parties agree as follows:

     1.   Security Interest.  For value received, Debtor hereby grants Secured
          -----------------
Party a security interest (the "Security Interest") in and to all of the following goods, instruments, accounts, chattel paper, contract rights, documents of title and general intangibles, whether now owned or hereafter acquired, and in all proceeds and products thereof, in any form, including, without limitation, proceeds of insurance policies from the loss thereof (hereinafter called the "Collateral"):

          1.01  Goods.  All goods (except consumer goods, all of which consumer
                -----
goods are hereby specifically excluded from the term "goods" as used in this Agreement), and all parts, accessories, attachments, additions and replacements thereto, including but not limited to all furniture, furnishings, fixtures, leasehold improvements, inventory (including without limitation goods held for sale or lease or to be furnished under contracts of service, raw materials, work in process, and materials to be used or consumed in Debtor's business and all products thereof) and equipment, now owned or hereafter acquired by Debtor or used in Debtor's business, wheresoever such goods shall be located;

          1.02  Instruments.  All instruments now owned or hereafter acquired by
                -----------
Debtor;

          1.03  Accounts.  All accounts now owned or hereafter acquired by
                --------
Debtor, including but not limited to accounts receivable and other rights to payment for goods sold or leased or for services rendered;

          1.04  Chattel paper.  All chattel paper now owned or hereafter
                -------------
acquired by Debtor;

          1.05  General intangibles.  All general intangibles now owned or
                -------------------
hereafter acquired by Debtor, including without limitation all present and future: trade secrets and other proprietary information; trademarks, service marks and business names and the goodwill of the business relating thereto; copyrights and copyright registrations (including, without limitation, copyrights for computer programs) and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; license agreements related to any of the foregoing and income therefrom; books, records, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations of the foregoing; the right to sue in Secured Party's on name for all past, present and future infringements or violations of the foregoing, tax refunds, and deposit accounts; and

          1.06  Contract Rights.  All contract rights now owned or hereafter
                ---------------
acquired by Debtor.

          1.07  Documents of Title.  All documents of title now owned or
                ------------------
hereafter acquired by Debtor.

          1.08  Property Held by Lender or Owed to Borrower.  All property of
                -------------------------------------------
Borrower which is or may hereafter be in Lender's possession in any capacity, including all monies owed or to be owed by Lender to Borrower, including but not limited to depository and other accounts.

          1.09  Life Insurance.  All claims, options, privileges, rights, title
                --------------
and interest in and to all life insurance policies, and all proceeds thereof, on the life of Rogers W. Kirven Jr. and Daniel J. Devine which are owned by the Debtor.

     2.   Indebtedness Secured.  This Agreement and the Security Interest secure
          --------------------
payment of those certain future advance promissory notes which may be executed by Debtor in the aggregate principal sum of $250,000.00 pursuant to that certain Loan and Securities Purchase Agreement of even date herewith (hereinafter called the "Note"), together with all other indebtedness of every kind owing by Debtor to Secured Party, whether now existing or hereafter incurred, direct or indirect, and whether the indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, and including any sums advanced and any expenses incurred by Secured Party pursuant to this Agreement or pursuant to any other Loan Documents (as used herein such term shall have the same meaning as in the Note) or any other note or evidence of indebtedness (all of which is herein sometimes referred to as the "Indebtedness"), or pursuant to that any other agreement between Debtor and Lender or its affiliates.

     3.   Representations and Warranties of Debtor.  Debtor represents and
          ----------------------------------------
warrants and, so long as any portion of the Indebtedness remains unpaid, shall be deemed continuously to represent and warrant that:

          3.01 Debtor is the owner of the Collateral free of all security interests or other encumbrances and claims of third persons except the Security except for the security interest described in Exhibit "A" attached hereto;

          3.02 Debtor is authorized to enter into this Agreement and into the transactions evidenced by the Note and the Loan Documents;

          3.03 The Collateral is used or bought for use primarily in business operations;

          3.04 Each document of title, instrument, account, item of chattel paper, and general intangible constituting the Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor");

          3.05 The amount represented by Debtor to Secured Party as owing by each Account Debtor and by all the Account Debtors is the correct amount actually and unconditionally owing by such Account Debtor(s), except for normal cash discounts where applicable;

          3.06 To the best knowledge and belief of Debtor, no Account Debtor has any defense, set-off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce the Security Interest or otherwise;

          3.07 Debtor is engaged in business operations which are carried on at the address(es) specified on the first page of this Agreement;

          3.08 Debtor's records concerning that part of the Collateral constituting accounts or chattel paper are kept at the address specified on the first page hereof, which is Debtor's chief executive office and principal place of business.

          3.09 Debtor owns and/or has rights in all goods which are described in all documents of title which are part of the Collateral, as described in such documents of title, and such goods are free and clear of all security interests and encumbrances and claims of third persons except for the Security Interest or as otherwise stated herein.

     4.   Covenants.  Debtor covenants that so long as any Indebtedness remains
          ---------
unpaid, Debtor:

          4.01 Will defend the Collateral against the claims and demands of all other parties except purchasers and lessees of inventory in the ordinary course of business, including without limitation defenses, set-offs, claims and counterclaims asserted by any Account Debtor against Debtor or Secured Party;

          4.02 Will keep the Collateral free from all security interests, liens and other encumbrances, except for the security interest described in Exhibit "A";

          4.03 Will not sell, pledge, transfer, assign, deliver, or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party, except Debtor may sell or lease the Collateral in the ordinary course of Debtor's business until the occurrence of an Event of Default (as defined in paragraph 7.01 hereof);

          4.04 Will keep in accordance with generally accepted accounting principles, consistently applied, accurate and complete records concerning the Collateral; at Secured Party's request will mark any of such records and all or any of the Collateral to give notice of the Security Interest; will, upon request made from time to time, permit Secured Party or its agents to inspect the Collateral and to audit and make abstracts of such records or any of Debtor's books, ledgers, reports, correspondence, and other records; and will, upon request made from time to time, deliver to Secured Party such financial statements and other accounting data as may be requested by Secured Party concerning Debtor or any guarantor;

          4.05 Upon demand will deliver to Secured Party any instruments, documents of title and chattel paper representing or relating to the Collateral or any part thereof, and all schedules, invoices, shipping, or delivery receipts, together with any necessary endorsement or assignment and all purchase orders, contracts, or other documents representing or relating to purchases or other acquisitions or sales, leases, or other dispositions of the Collateral and proceeds thereof and any and all other schedules, documents, and statements which Secured Party may from time to time request;

          4.06 Will notify Secured Party in writing at least thirty (30) days in advance of any change in Debtor's address specified on the first page hereof, of any change in the location or of any additional locations at which the Collateral is kept, of any change in the address at which records concerning the Collateral are kept and of any change in the location of Debtor's residence, chief executive office or principal place of business;

          4.07 Without Secured Party's written consent will not make or agree to make any amendment, alteration, modification, or cancellation of or substitution for or credits, adjustments, or allowances on any Collateral;

          4.08 Will execute and deliver to Secured Party such financing statements and other documents requested by Secured Party and take such other action as Secured Party may deem advisable to perfect the Security Interest and will pay all costs, including without limitation recording fees and document stamps, of title searches and filing financing statements and other documents in all public offices;

          4.09 Will pay or cause to be paid when due all taxes, assessments and other charges of every nature which may be levied or assessed against this transaction or the Collateral;

          4.10 Will insure the Collateral against risks by obtaining policies naming Secured Party as loss payee (none of which shall be cancelable without at least thirty (30) days' notice to Secured Party) in coverage, form and amount and with companies satisfactory to Secured Party and will deliver each policy or certificate of insurance together with the loss payee endorsement therefore to Secured Party;

          4.11 Will (unless delivered to Secured Party pursuant to the provisions hereof) retain the Collateral in its control and will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provisions of this Agreement, of any other Loan Document, or of any applicable statute, regulation or ordinance, or of any policy of insurance insuring the Collateral;

          4.12 Will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Agreement;

          4.13 Will notify Secured Party immediately of any default by any Account Debtor in payment or other performance of its obligations with respect to any Collateral;

          4.14 Unless the item of Collateral is a fixture, will prevent each item of Collateral from becoming a fixture; and

          4.15 Will keep all of the Collateral constituting goods other than fixtures at the address specified on the first page hereof and will not move any of such Collateral from said location(s) without the prior written consent of Secured Party, provided, however, that if applicable such Collateral may be sold or leased in accordance with paragraph 4.03 hereof;

          4.16 If any certificate of title may be issued with respect to any of the Collateral, Debtor will cause Secured Party's interest under this Agreement to be noted on the certificate and will deliver the original certificate to Secured Party.

          4.17 Will, upon an occurrence of an Event of Default and at the request of Secured Party, endorse, negotiate, transfer, deliver and/or assign any or all instruments, documents of title, chattel paper, accounts and general intangibles which are part of the Collateral to Secured Party or its order.

     5.  Verification of Collateral.  Secured Party shall have the right to
         --------------------------
verify any Collateral in any manner and through any medium which Secured Party may consider appropriate and Debtor shall furnish such assistance and information and perform such acts as Secured Party may require in connection therewith.

     6.  Future Advances.  It is agreed that any additional sum or sums advanced
         ---------------
by the then holder of any note secured hereby to or for the benefit of Debtor, whether such advances are obligatory or are made at the option of Secured Party or otherwise, at any time within two (2) years from the date of this Agreement, with interest thereon at the rate agreed upon at the time of each additional loan or advance, shall be equally secured with and have the same priority as the original Indebtedness and be subject to all of the terms and provisions of this Agreement, whether or not such additional loan or advance is evidenced by a promissory note of Debtor and whether or not identified by a recital that it is secured by this Agreement; and provided further that it is understood and agreed that this future advance provision shall not be construed to obligate Secured Party to make any such additional loans or advances. Any future advances shall be in accordance with Florida Statutes, Sections 697.04, 698.08 and 679.2041, as such statutes may be applicable and as they are amended from time to time.

     7.  Default.
         -------

         7.01  Events of Default.  Any of the following events or conditions
               -----------------
shall constitute an Event of Default:

               (a) Non-payment when due whether by acceleration or otherwise of any Indebtedness, time being of the essence, or failure by Debtor to perform any obligations under this Agreement or the Note, any other Loan Document, or any evidence of the Indebtedness, or any other default under the Note, any Loan Document, or any evidence of the Indebtedness;

               (b)  Death or incompetency of Rogers W. Kirven Jr.;

               (c) Filing by or against Debtor of a petition in bankruptcy or for reorganization or arrangement under the Bankruptcy Code;

               (d) Making a general assignment by Debtor for the benefit of creditors; the appointment of a receiver or trustee for Debtor or for any of its assets; or the institution by or against Debtor of any kind of insolvency proceedings or any proceeding for the dissolution or liquidation of Debtor;

               (e) The occurrence of any event described in subparagraphs 7.01(a), (b), (c) or (d) hereof with respect to any endorser or guarantor or any other party liable for payment of any Indebtedness;

               (f) Material falsity in any certificate, statement, representation, warranty, or audit at the time made or furnished to Secured Party by or on behalf of Debtor or any endorser or guarantor or any other party liable for payment of any Indebtedness in, pursuant to, or in connection with this Agreement or otherwise and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in any facts disclosed by any certificate, statement, representation, warranty or audit furnished to Secured Party;

               (g) Sale or transfer by any endorser or guarantor of the Indebtedness secured hereby of a majority of their stock in Debtor, or sale or transfer by Debtor of a majority of its assets;

               (h) A default by Debtor or any endorser or guarantor in a lease, franchise agreement, or any other agreement assigned to Secured Party as collateral for the Indebtedness;

               (i)  Condemnation or seizure of any of the Collateral;

               (j) Revocation of any guaranty by any guarantor of any of Debtor's obligations to Secured Party or any default under any guaranty agreement between any guarantor and Secured Party;

               (k) If Debtor is a corporation, failure by Debtor at any time to be a corporation in good standing with the States of Florida and Nevada, or the failure to be in good standing with each jurisdiction Debtor transacts business which requires foreign corporations doing business in such States to be in good standing; or

               (l) If Debtor ceases doing business as a going concern or substantially changes the nature of its business or commences the liquidation of its business or assets.

          7.02 Rights and Remedies upon default.  Secured Party may declare
               --------------------------------
Debtor to be in default hereunder and all or any part of the Indebtedness to be immediately due without notice upon the happening of any Event of Default or if Secured Party in good faith believes that the prospect of payment of all or any part of the Indebtedness or the performance of Debtor's obligations under this Agreement or any other agreement now or hereafter in effect between Debtor and Secured Party is impaired. The rights and remedies of Secured Party as set forth in this Agreement and in this section are in addition to any other rights that Secured Party might have with respect to any Indebtedness which is payable upon demand. At all times and for any reason Secured Party shall have the right to make a demand for payment of such Indebtedness payable upon demand under a promissory note secured hereby. Upon the happening of any Event of Default Secured Party's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code as enacted in Florida and any other applicable law from time to time in effect. Secured Party shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between Debtor and Secured Party or otherwise granted by law or equity. If requested by Secured Party, Debtor will assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party.

          Without limiting the generality of the foregoing, Debtor expressly agree that, after an Event of Default, Secured Party may (i) lawfully enter any premises where any Collateral may be without judicial process and take possession of the Collateral and (ii) sell, lease or otherwise dispose of the Collateral in a commercially reasonable manner.

          7.03 Notice.  Debtor agrees that any notice by Secured Party of the
               ------
sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least five (5) days before the action to Debtor's address as specified in this Agreement or to any other address which Debtor has specified in writing to Secured Party as the address to which notices shall be given to Debtor.

          7.04 Costs.  Debtor shall pay all costs and expenses incurred by
               -----
Secured Party in enforcing this Agreement, realizing upon any Collateral and collecting any Indebtedness. Costs and expenses will include all reasonable attorney's fees (as defined in the Note).

          7.05 Deficiency.  In the event that the proceeds of the Collateral are
               ----------
insufficient to satisfy the entire unpaid Indebtedness, Debtor will be responsible for the deficiency and shall pay the same upon demand.

     8.   Miscellaneous.
          -------------

          8.01 Perfection of Security Interest.  Debtor authorizes Secured Party
               -------------------------------
at Debtor's expense to file any financing statement or statements relating to the Collateral (with or without Debtor's signature thereon), and to take any other acts deemed appropriate by Secured Party to perfect and to continue perfection of the Security Interest. Debtor hereby irrevocably appoints Secured Party as its attorney in fact to execute financing statements in Debtor's name and to perform all other acts which Secured Party deems appropriate to perfect and protect the Security Interest. Such appointment is binding and coupled with an interest. Upon request of Secured Party before or after the occurrence of an Event of Default, Debtor agrees to give Secured Party possession of any Collateral, possession of which is, in Secured Party's opinion, necessary or desirable to perfect or continue perfection or priority of the Security Interest. A photocopy of this Agreement is sufficient as a financing statement and may be filed as such if Secured Party so elects.

          8.02 Continuing Agreement.  This Agreement is a continuing agreement
               --------------------
which shall remain in force until all of the Indebtedness contracted for or created and any extensions or renewals on that Indebtedness together with all interest thereon has been paid in full.

          8.03 Right to Proceeds.  Secured Party may demand, collect, and sue
               -----------------
for all proceeds (either in Debtor's, or Secured Party's name at the latter's option) with the right to enforce, compromise, settle, or discharge any proceeds. Such appointment is binding and coupled with an interest. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact to indorse Debtor's name on all checks, commercial paper, and other instruments pertaining to the proceeds. Debtor also authorizes Secured Party to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss of or damage to any of the Collateral and hereby appoints Secured Party as Debtor's attorney-in-fact to indorse any check or draft representing such proceeds or refund. Before or after an Event of Default Secured Party may notify any party obligated to pay proceeds of the existence of the Security Interest and may also direct them to make payments of all proceeds to Secured Party.

          8.04 Property in Secured Party's Possession.  As further security for
               --------------------------------------
the repayment of the Indebtedness, Debtor grants to Secured Party a security interest in all property of Debtor which is or may hereafter be in Secured Party's possession in any capacity, including all monies owed or to be owed by Secured Party to Debtor; and with respect to all of such property, Secured Party shall have the same rights as it has with respect to the Collateral.

          8.05 Set-off.  Without limiting any other right of Secured Party,
               -------
whenever Secured Party has the right to declare any Indebtedness to be immediately due and payable (whether or not it has so declared), Secured Party may set off against the Indebtedness all monies then owed to Debtor by Secured Party in any capacity whether due or not and Secured Party shall be deemed to have exercised its right of set-off immediately at the time its right to such election accrues.

          8.06 Failure to Perform; Reimbursement.  Upon Debtor's failure to
               ---------------------------------
perform any of their duties hereunder or under any other Loan Document, Secured Party may, but it shall not be obligated to, perform any of such duties and Debtor shall forthwith upon demand reimburse Secured Party for any expense incurred by Secured Party in doing so.

          8.07 Non-waiver; cumulative rights.  No delay or omission by Secured
               -----------------------------
Party in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude Secured Party from any other or future exercise of the right or the exercise of any other right or remedy. Secured Party may cure any default by Debtor in any reasonable manner without waiving the default so cured and without waiving any other prior or subsequent default by Debtor. All rights and remedies of Secured Party under this Agreement, under the Uniform Commercial Code, or otherwise shall be deemed cumulative, and exercisable concurrently.

          8.08 Third parties. Secured Party shall have no obligation to take and
               -------------
Debtor shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any document of title, general intangible, instrument or chattel paper in Secured Party's possession as Collateral or proceeds of the Collateral.

          8.09 Waiver of notice of dishonor or protest, etc.  Debtor waives
               --------------------------------------------
notice of dishonor or protest, presentment, demand for payment and protest of any instrument constituting Collateral at any time held by Secured Party on which Debtor is in any way liable and waives notice of any other action by Secured Party.

          8.10 Rights of acquiring parties.  The rights and benefits of Secured
               ---------------------------
Party under this Agreement shall, if Secured Party agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof. This Agreement is not assignable by Debtor without the prior written consent of Secured Party.

          8.11 Definitions; multiple parties; section headings.  The term
               -----------------------------------------------
"person" when referred to herein shall mean an individual, partnership, corporation or any other legal entity. The terms "Secured Party", "Debtor" as used in this Agreement include the heirs, personal representatives, executors and successors or assigns of these parties. Whenever the context so requires, the neuter gender includes the feminine and/or masculine and the singular number includes the plural. Unless the context requires otherwise, terms used herein shall have the same meaning as defined in the Uniform Commercial Code as enacted by the State of Florida. Section headings are used herein for convenience only and do not alter or limit the meaning of the language contained in each section.

          8.12 Amendment; waiver.  This Agreement may not be modified or
               -----------------
amended nor shall any provision of it be waived except by a written instrument signed by Debtor and by an authorized officer of Secured Party.

          8.13 Choice of law.  This Agreement has been delivered in the State
               -------------
of Florida and shall be construed under applicable Florida laws in effect from time to time and shall be enforceable, at the option of Secured Party, in a court of competent jurisdiction in Orange County, Florida, notwithstanding the location of the Collateral.

          8.14 Further Assurances.  Debtor agrees that at any time and from
               ------------------
time to time after the execution and delivery of this Agreement, Debtor shall, upon request of Secured Party, execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effect the purposes of this Agreement and to protect Secured Party's interest in the Collateral.

          8.15 Expenses.  Debtor shall pay all costs and expenses relating to
               --------
this Agreement and the Indebtedness, including but not limited to, filing and recording fees, documentary stamps, intangible tax, and Secured Party's attorney's fees and costs.

          8.16 WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY LAW, ALL
               --------------------
PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING RELATED TO TRANSACTIONS UNDER THIS AGREEMENT.

          8.17 Consent of Secured Party.  Whenever consent of Secured Party is
               ------------------------
required under this Agreement, such consent may be withheld by Secured Party in its sole discretion.

          8.18 Notices.  All notices provided for herein shall be in writing,
               -------
and may be by hand (or courier) delivery, overnight mail, telecopier, facsimile, or by certified or registered receipt requested mail, addressed as follows:

               SECURED PARTY:    2714 Rew Circle
                                 Ocoee, Florida 34761

               DEBTOR:           2710 Rew Circle, Suite 100
                                 Ocoee, Florida 34761

Notice to any party shall be deemed complete upon the occurrence of any one of the following: (i) hand delivery to said party, (ii) completion of transmission by telecopy or facsimile of said notice, (iii) one business day after sending said notice by overnight mail or, (iv) five business days after depositing the same with the United States Postal Service, addressed to that party with the proper amount of postage affixed thereto, if sent by registered or certified mail, return receipt requested. Receipt of any notice by any of the persons listed above to receive notices to a party shall constitute actual receipt of such notice by that party.

     9.   Notification of Account Debtors.  Before or after an Event of Default,
         -------------------------------
Secured Party may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on the Collateral to Secured Party and to perform the terms of any Collateral (including without limitation, delivering goods covered by documents of title, to Secured Party or to persons designated by Secured Party) for the benefit of Secured Party. Debtor shall, upon request, assist Secured Party in such notification and direction. All payments on and other proceeds from the Collateral received by Secured Party directly or from Debtor shall be applied to the Indebtedness in such order and manner and at such time as Secured Party shall in its sole discretion determine. Upon notice by Secured Party to Debtor, any payments on or other proceeds of the Collateral received by Debtor before or after notification to Account Debtors shall be held by Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Debtor and shall be turned over to Secured Party not later than the next business day following the day of their receipt. Debtor shall also promptly notify Secured Party of the return to or repossession by Debtor of goods underlying any Collateral.



        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


WITNESSES:
                                    ("Debtor")

_____________________         Compass Knowledge Holdings, Inc.

_____________________         By:_____________________________________
                              Its:____________________________________

                                    (CORPORATE SEAL)



                                     ("Secured Party")


_____________________         _____________________________________
                              Michael J. Etchison

_____________________

                                  EXHIBIT "C"
                                  -----------

                                     LIENS
                                     -----



 $50,000 loan from Cloverleaf Capital Advisors, LLC due and payable on June 1,
                                      2002

                                  EXHIBIT "D"
                                  -----------


THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE HOLDER FOR PURPOSES OF INVESTMENT IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER SUCH ACTS AND JANUARY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


                        COMPASS KNOWLEDGE HOLDINGS, INC.

                          Commitment Warrant Agreement

     This Commitment Warrant Agreement (The "Agreement") Is Entered Into As Of the 5th day of February, 2002, by and between Compass Knowledge Holdings, Inc., a Nevada corporation (the "Company"), and Michael J. Etchison (the "Holder").

                              W I T N E S S E T H:

     WHEREAS, the Holder is purchasing from the Company, a Commitment Warrant (the "Warrant") to purchase 75,000 shares of the Company's common stock, $0.001 par value (the "Warrant Shares") pursuant to the terms of that certain Loan and Securities Purchase Agreement between the parties dated February 5, 2002 (the "Loan Agreement"); and

     WHEREAS, to further the interests of the Company and Holder, the parties hereto have set forth the terms of such warrant in writing in this Commitment Warrant Agreement;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1.   Grant of Warrant.
          ----------------

          Subject to the terms and conditions set forth herein, Holder shall have the right to purchase up to Seventy-five Thousand (75,000) shares of the Company's common stock, $0.001 par value (the "Warrant Shares") and the right to purchase such Warrant Shares is hereinafter referred to as the "Warrant".

     2.   Exercise Price.
          --------------

          The exercise price (the "Warrant Price") per Warrant Share shall be $0.30.


     3.   Term.
          ----

          The Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the date hereof, and before 5:00 p.m., Eastern daylight time, on February 5, 2007.

     4.   Exercise of Warrant.
          -------------------

          (a)  General. The Warrant may be exercised by Holder's delivery to the
               -------
Secretary of the Company of a written notice of exercise executed by Holder (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the number of Warrant Shares the Holder seeks to purchase.

          (b)  Partial Exercise. Holder may exercise the Warrant to purchase
               ----------------
fewer than all of the Warrant Shares, but such exercise may not be made for less than 100 Warrant Shares or the total remaining Warrant Shares subject to the Warrant, if less than 100 shares. In the event that the Holder exercises the Warrant to purchase fewer than all of the Warrant Shares, the Warrant shall remain in effect solely with respect to any unpurchased Warrant Shares until otherwise terminated.

     5.   Warrant Non-Transferable.
          ------------------------

          The Warrant may not be transferred by the Holder without the Company's consent.

     6.   Medium and Time of Payment of Warrant Price.
          -------------------------------------------

          The Warrant Price shall be payable by Holder upon exercise of the Warrant and shall be paid in cash or in other property (including Company common shares) or services acceptable to the Board of Directors, in their sole discretion and as allowed by applicable law, or any combination thereof. If the Warrant Price is paid in cash, payment shall be made by cashier's or certified check payable to "Compass Knowledge Holdings, Inc."

     7.   Merger, Consolidation or Sale of Assets.
          ---------------------------------------

          In the event of any capital reorganization or any consolidation or merger of the Company with or into another company (each a "Reorganization"), the Holder shall have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Agreement and in lieu of shares of Common Stock then purchasable and receivable upon the exercise of the Warrant, the kind and number of shares of stock, securities or other property (including cash) of the Company, or other corporation resulting from such Reorganization. The provisions of this Section 7 shall similarly apply to successive Reorganizations.

     8.   Adjustments for Stock Splits and Combinations.
          ---------------------------------------------

          (a) If prior to the expiration or termination of the Warrant the Company shall subdivide or split its outstanding shares of Common Stock into a greater number of shares, or declare and pay a dividend on its Common Stock payable in additional shares of its Common Stock, the Warrant Price as then in effect shall be proportionately reduced, and the number of Warrant Shares then subject to exercise under the Warrant (and not previously exercised) shall be proportionately increased.

          (b) If prior to the expiration or termination of the Warrant the Company shall combine or reverse-split its outstanding shares of the Common Stock into a smaller number of shares, the Warrant Price, as then in effect, shall be proportionately increased, and the number of Warrant Shares then subject to exercise under the Warrant (and not previously exercised) shall be proportionately reduced.

     9.   Agreement of Holder.
          -------------------

          Holder acknowledges that it has read this Agreement and understands the following:

          (a) Agreement Restrictions.  Certain restrictions may apply with
              ----------------------
respect to the Warrant Shares acquired by Holder pursuant to the terms and provisions of this Agreement.

          (b) Securities Restrictions.  The Warrant Shares acquired by Holder
              -----------------------
upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Any Warrant Shares acquired by the Holder upon exercise of the Warrant shall be "Shares" within the meaning of and subject to the terms of the Shareholders Agreement.

     10.  Delivery of Stock Certificates.
          ------------------------------

          As promptly as practical after the date of exercise of the Warrant and the receipt by the Company of full payment therefore, the Company shall deliver to Holder a stock certificate representing the Warrant Shares acquired by Holder pursuant to its exercise of the Warrant.

     11.  Notices.
          -------

          All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

     If to the Company:       2710 Rew Circle
                              Suite 100
                              Ocoee, Florida 34761
                              Attn. Rogers W. Kirven, Jr., CEO

     If to Holder:            2714 Rew Circle
                              Ocoee, FL 34761

Any party hereto, by notice to the other party hereunder, may change its address for receipt of notices hereunder.

     12.  Miscellaneous.
          -------------

          (a) Unless and except as otherwise specifically provided in this Agreement, Holder shall have no rights of a shareholder with respect to any Warrant Shares covered by the Warrants until the date of issuance of a stock certificate to it for such Warrant Shares.

          (b) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Holder to acquire the full number of Warrant Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Holder to acquire such lesser number of Warrant Shares as may be permissible without any amendment or modification hereof.

          (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to laws regarding the conflict of laws.

          (d) There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed in this Agreement, the Loan Agreement or the Shareholders Agreement.

          (e) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          (f) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

          (g) This Warrant shall not entitle the Holder to any voting right or other rights as a shareholder of the Company.

          (h) The Holder agrees not engage in short sales of the Company's common stock so long as the Holder owns this Warrant.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.


                         COMPASS KNOWLEDGE HOLDINGS, INC.


                         By_______________________________________
                         Name:____________________________________
                         Title:___________________________________



                         HOLDER:


                         By:______________________________________
                         Name:   Michael J. Etchison

                                   EXHIBIT A

                       COMPASS KNOWLEDGE HOLDINGS, INC.

                        NOTICE OF EXERCISE OF WARRANTS
                        ------------------------------

     This Notice of Exercise is given pursuant to the terms of the Commitment Warrant Agreement, dated February ____, 2002 (the "Agreement"), by and between Compass Knowledge Holdings, Inc. (the "Company") and Michael J. Etchison (the "Holder"), which Agreement is made a part hereof and incorporated herein by reference.

          EXERCISE OF WARRANTS.  Holder hereby elects to purchase _______ shares
          --------------------
of Common Stock pursuant to the Agreement. Holder hereby delivers, together with this written statement of exercise, the full Warrant Price with respect to the purchase of the shares. The undersigned requests that a certificate for the number of shares of Common Stock represented by such payment be registered in the name of ______________________ whose address is _______________________, and that such certificate delivered to____________, whose address is ________________________________. The undersigned requests that a new
Warrant ____________________ representing the remaining balance of the Warrant Shares be registered in the name of ________________________, whose address is ____________, and that such Warrant be delivered to __________________________
whose address is ___________________________________.


     ACKNOWLEDGMENT.  Holder hereby acknowledges (i) that, to the extent it is
     --------------
an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by it pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144) (ii) certifies that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Warrant Share, and (iii)Holder hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

     Executed this ______ day of _________________,   ________.

                                 Holder:

                                 __________________________________________
                                 Name:_____________________________________
                                 (Signature must conform in all respects to name of Holder as specified in the Common Stock Purchase Warrant.)

Compass Knowledge Holdings, Inc., hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on
this ______ day of ____________________,   ________.

                         COMPASS KNOWLEDGE HOLDINGS, INC.

                         By:____________________________________
                         Name:__________________________________
                             Title:_____________________________

                                  EXHIBIT "E"
                                  -----------

THIS COMMON STOCK PURCHASE WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE HOLDER FOR PURPOSES OF INVESTMENT IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER SUCH ACTS AND JANUARY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                       COMPASS KNOWLEDGE HOLDINGS, INC.

                          COVERAGE WARRANT AGREEMENT

     This Coverage Warrant Agreement (the "Agreement") is entered into as of the ___ day of ___________, 2002, by and between Compass Knowledge Holdings, Inc., a Nevada corporation (the "Company"), and Michael J. Etchison (the "Holder").

                             W I T N E S S E T H:

     WHEREAS, the Holder is purchasing from the Company, a Coverage Warrant (the "Warrant") to purchase ______________ shares of the Company's common stock, $0.001 par value (the "Warrant Shares") pursuant to the terms of that certain Loan and Securities Purchase Agreement between the parties dated February ____, 2002 (the "Loan Agreement"); and

     WHEREAS, to further the interests of the Company and Holder, the parties hereto have set forth the terms of such warrant in writing in this Coverage Warrant Agreement;

     NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1.   Grant of Warrant.
          ----------------

          Subject to the terms and conditions set forth herein, Holder shall have the right to purchase up to __________________________ (__________) shares of the Company's common stock, $0.001 par value (the "Warrant Shares") and the right to purchase such Warrant Shares is hereinafter referred to as the "Warrant".

     2.   Exercise Price.
          --------------

          The exercise price (the "Warrant Price") per Warrant Share shall be as follows:

          2.1 If all or any portion of this Warrant is exercised within six (6) months of its issue date, then the Warrant Price will be $0.50 per share; or

          2.2 If this Warrant is converted at anytime after six (6) months from its issue date the Warrant Price will be equal to 80% of the "Fair Market Value" of one share of Lender's common stock.

               For these purposes, "Fair Market Value" shall mean: (1) if the principal market for such stock is a national securities exchange, the 30 day trailing average of the closing prices per share of such stock as reported by such exchange or on a composite tape reflecting transactions on such exchange, (2) if the principal market for such stock is not a national securities exchange and such stock is quoted on The NASDAQ Stock Market ("NASDAQ"), and (i) if actual closing price information is available with
       ------
     respect to such stock, the 30 day trailing average of the closing prices per share of such stock on NASDAQ, or (ii) if such information is not available, the 30 day trailing average of the bid prices per share of such stock on NASDAQ, or (3) if the principal market for such stock is not a national securities exchange and such stock is not quoted on NASDAQ, the 30 day trailing average of the closing prices per share of such stock as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
                                           --------  -------
     (1), (2) and (3) of this Section are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of such stock shall be determined as follows: The Holder and Lender shall each appoint an appraiser and the two appraisers appointed shall have fifteen
     (15) days to appoint a third appraiser. Each of such appraisers shall be engaged in the business of providing appraisals of stock similar to Lender's common stock. The Holder and Lender shall pay the fee of the appraisers it appoints plus one-half of the third appraiser's fee. Within thirty (30) days following the appointment of the third appraiser, the two originally selected appraisers shall each submit a sealed appraisal to the Holder and Lender. If after the appraisals have been submitted and the Holder and Lender are unable to agree upon an acceptable fair market value within fifteen (15) days, the third appraiser shall select one of the two previously submitted appraisals as the Fair Market Value of a share of Lender's common stock. The selection by the third appraiser shall be final and binding upon the parties. Any delay caused by the appraisal procedures shall cause the closings otherwise contemplated herein to accommodate such delay.

          2.3 Notwithstanding anything herein to the contrary, in no event shall the Warrant Price be less than $0.30.

     3.   Term.
          ----

          The Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after the date hereof, and before 5:00 p.m., Eastern daylight time, on ________ ___, 2007.

     4.   Exercise of Warrant.
          -------------------

          (a)  General.  The Warrant may be exercised by Holder's delivery to
               -------
the Secretary of the Company of a written notice of exercise executed by Holder (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the number of Warrant Shares the Holder seeks to purchase.

          (b)  Partial Exercise. Holder may exercise the Warrant to purchase
               ----------------
fewer than all of the Warrant Shares, but such exercise may not be made for less than 100 Warrant

Shares or the total remaining Warrant Shares subject to the Warrant, if less than 100 shares. In the event that the Holder exercises the Warrant to purchase fewer than all of the Warrant Shares, the Warrant shall remain in effect solely with respect to any unpurchased Warrant Shares until otherwise terminated.

     5.   Warrant Non-Transferable.
          ------------------------

          The Warrant may not be transferred by the Holder without the Company's consent.

     6.   Medium and Time of Payment of Warrant Price.
          -------------------------------------------

          The Warrant Price shall be payable by Holder upon exercise of the Warrant and shall be paid in cash or in other property (including Company common shares) or services acceptable to the Board of Directors, in their sole discretion and as allowed by applicable law, or any combination thereof. If the Warrant Price is paid in cash, payment shall be made by cashier's or certified check payable to "Compass Knowledge Holdings, Inc."

     7.   Merger, Consolidation or Sale of Assets.
          ---------------------------------------

          In the event of any capital reorganization or any consolidation or merger of the Company with or into another company (each a "Reorganization"), the Holder shall have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Agreement and in lieu of shares of Common Stock then purchasable and receivable upon the exercise of the Warrant, the kind and number of shares of stock, securities or other property (including cash) of the Company, or other corporation resulting from such Reorganization. The provisions of this Section 7 shall similarly apply to successive Reorganizations.

     8.   Adjustments for Stock Splits and Combinations.
          ---------------------------------------------

          (a) If prior to the expiration or termination of the Warrant the Company shall subdivide or split its outstanding shares of Common Stock into a greater number of shares, or declare and pay a dividend on its Common Stock payable in additional shares of its Common Stock, the Warrant Price as then in effect shall be proportionately reduced, and the number of Warrant Shares then subject to exercise under the Warrant (and not previously exercised) shall be proportionately increased.

          (b) If prior to the expiration or termination of the Warrant the Company shall combine or reverse-split its outstanding shares of the Common Stock into a smaller number of shares, the Warrant Price, as then in effect, shall be proportionately increased, and the number of Warrant Shares then subject to exercise under the Warrant (and not previously exercised) shall be proportionately reduced.

     9.   Agreement of Holder.
          -------------------

          Holder acknowledges that it has read this Agreement and understands the following:

          (a)  Agreement Restrictions. Certain restrictions may apply with
               ----------------------
respect to the Warrant Shares acquired by Holder pursuant to the terms and provisions of this Agreement.

          (b)  Securities Restrictions. The Warrant Shares acquired by Holder
               -----------------------
upon
exercise of the Warrants have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Any Warrant Shares acquired by the Holder upon exercise of the Warrant shall be "Shares" within the meaning of and subject to the terms of the Shareholders Agreement.

     10.  Delivery of Stock Certificates.
          ------------------------------

          As promptly as practical after the date of exercise of the Warrant and the receipt by the Company of full payment therefore, the Company shall deliver to Holder a stock certificate representing the Warrant Shares acquired by Holder pursuant to its exercise of the Warrant.

     11.  Notices.
          -------

          All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

     If to the Company:       2710 Rew Circle
                              Suite 100
                              Ocoee, Florida 34761
                              Attn. Rogers W. Kirven, Jr., CEO

     If to Holder:            2714 Rew Circle
                              Ocoee, FL 34761

Any party hereto, by notice to the other party hereunder, may change its address for receipt of notices hereunder.

     12.  Miscellaneous.
          -------------

          (a) Unless and except as otherwise specifically provided in this Agreement, Holder shall have no rights of a shareholder with respect to any Warrant Shares covered by the Warrants until the date of issuance of a stock certificate to it for such Warrant Shares.

          (b) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Holder to acquire the full number of Warrant Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Holder to acquire such lesser number of Warrant Shares as may be permissible without any amendment or modification hereof.

          (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Florida without regard to laws regarding the conflict of laws.

          (d) There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed in this Agreement, the Loan Agreement or the Shareholders Agreement.

          (e) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

          (f) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

          (g) This Warrant shall not entitle the Holder to any voting right or other rights as a shareholder of the Company.

          (i) The Holder agrees not engage in short sales of the Company's common stock so long as the Holder owns this Warrant.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.


                                        COMPASS KNOWLEDGE HOLDINGS, INC.


                                        By:__________________________________
                                        Name:________________________________
                                        Title:_______________________________


                                        HOLDER:


                                        By:__________________________________
                                        Name:  Michael J. Etchison

                                   EXHIBIT A

                       COMPASS KNOWLEDGE HOLDINGS, INC.

                        NOTICE OF EXERCISE OF WARRANTS
                        ------------------------------

     This Notice of Exercise is given pursuant to the terms of the Coverage Warrant Agreement, dated February ___, 2002 (the "Agreement"), by and between Compass Knowledge Holdings, Inc. (the "Company") and Michael J. Etchison (the "Holder"), which Agreement is made a part hereof and incorporated herein by reference.

          EXERCISE OF WARRANTS.  Holder hereby elects to purchase _______ shares
          --------------------
of Common Stock pursuant to the Agreement. Holder hereby delivers, together with this written statement of exercise, the full Warrant Price with respect to the purchase of the shares. The undersigned requests that a certificate for the number of shares of Common Stock represented by such payment be registered in the name of ________________________ whose address is __________________________
________________, and that such certificate delivered to _______________________
____________________, whose address is ______________________. The undersigned requests that a new Warrant representing the remaining balance of the Warrant Shares be registered in the name of ________________________, whose address is _________________________, and that such Warrant ____________________________
be delivered to ___________________ whose address is __________________________.

     ACKNOWLEDGMENT.  Holder hereby acknowledges (i) that, to the extent it is
     --------------
an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by it pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144) (ii) certifies that the undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Warrant Share, and (iii)Holder hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

     Executed this ______ day of _________________, ________.

                                        Holder:

                                        _______________________________________
                                        Name:__________________________________
                                        (Signature must conform in all respects
                                        to name of Holder as specified in the
                                        Common Stock Purchase Warrant.)


Compass Knowledge Holdings, Inc., hereby acknowledges receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of ____________________, ________.

                                        COMPASS KNOWLEDGE HOLDINGS, INC.


                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________